Exhibit 10.1

OPTION AGREEMENT

made between

MARATHON GOLD USA CORP.

and

NEW JERSEY MINING COMPANY

in respect of the

Golden Chest Mine

Dated as of October 9, 2015

Table of Contents

Article 1 INTERPRETATION

1

1.1

Definitions

1

1.2

Included Words

2

1.3

Headings

2

1.4

References

2

1.5

Currency

2

1.6

Statutes

2

1.7

Schedules

2

1.8

Governing Law

3

1.9

Severability

3

Article 2 REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS

3

2.1

Representations and Warranties of MG USA

3

2.2

Representations and Warranties of NJMC

4

2.3

Survival of Representations and Warranties

5

Article 3 OPTION

5

3.1

Option

5

3.2

First Payment

5

3.3

Option Payments

5

3.4

NJMC’s Obligations on Termination

6

3.5

Exercise of Option

6

3.6

NSR

6

Article 4 DISPUTE RESOLUTION

6

4.1

Best Efforts to Settle Disputes

6

Article 5 NOTICE

7

5.1

Means of Notice

7

5.2

Effective Time of Notice

7

5.3

Change of Address For Notice

7

Article 6 GENERAL PROVISIONS

8

6.1

Entire Agreement

8

6.2

Waiver

8

6.3

Further Assurances

8

6.4

Manner of Payment

8

6.5

Termination

8

6.6

Time of The Essence

8

6.7

Enurement

9

6.8

Assignment

9

6.9

Counterparts

9

6.10

Expenses

9

THIS AGREEMENT made as of the 9th day of October, 2015.

BETWEEN:

MARATHON GOLD USA CORP., a corporation incorporated under the laws of Colorado,

(“MG USA”)

OF THE FIRST PART

AND:

NEW JERSEY MINING COMPANY, a corporation incorporated under the laws of Idaho,

(the “NJMC”)

OF THE SECOND PART

WHEREAS:

(A)      MG USA and NJMC are the sole members of Golden Chest LLC (the “Company”), which was formed in order to own and operate the Golden Chest Mine;

(B)      MG USA currently holds a 52.22% in the Company while NJMC currently holds a 47.78% interest in the Company;

(C)      MG USA has agreed to provide to NJMC an option to acquire its interest in the Company, all upon and subject to the terms and conditions hereinafter set out;

NOW THEREFORE, THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements herein contained, the parties hereto mutually agree as follows:

Article 1
INTERPRETATION

1.1

Definitions

In this Agreement the following words and phrases shall have the following meanings:

“Acquisition Date” means the date on which NJMC earns its 100% interest in the Company, by making the required payments and granting the net smelter returns royalty in accordance with Article 3.

“Additional Claims” has the meaning ascribed thereto in Section 3.7.

“Affiliate” means, with respect to any Person, a corporation, partnership or other entity, controlled by, controlling or under common control of such Person.

“Area of Interest” means the area of interest within and around the Claims as depicted in the map attached as Schedule 3 to this Agreement.

“Business Day” means any day of the year, other than a Saturday, Sunday or any other day on which banks are closed in the State of Idaho.

“Claims” means the mining claims of the Company as set out in Schedule 1 to this Agreement.

“Excluded Claims” has the meaning ascribed thereto in Section 3.7.

Knowledge” means (a) with respect to any individual Person, the actual knowledge of such Person and (b) with respect to any Person that is not an individual, the actual knowledge of any senior officer or director of such Person, in all cases after reasonable enquiry by such Person.

“Limited Liability Company Operating Agreement” means the Limited Liability Company Operating Agreement dated December 15, 2010 between MG USA and NJMC, as amended from time to time;

“MG USA Interest” means MG USA’s interest in the Company.

“NSR” has the meaning ascribed thereto in Section 3.7.

“Option” has the meaning ascribed thereto in Section 3.1.

“Parties” means the parties to this Agreement and “Party” means any one of them.

“Person” means an individual, partnership, limited partnership, corporation (including a business trust), joint stock corporation, trust, unincorporated association, joint venture or other entity or a foreign state or political subdivision thereof or any agency of such state or subdivision.

“Subsequent Claims” has the meaning ascribed thereto in Section 3.7.

1.2

Included Words

This Agreement shall be read with such changes in gender or number as the context shall require.

1.3

Headings

The headings to the articles, sections, parts or clauses of this Agreement, the cover page and the table of contents are inserted for convenience only and shall not affect the construction hereof.

1.4

References

Unless otherwise stated, a reference herein to a numbered or lettered article, section, clause or schedule refers to the article, section, clause or schedule bearing that number or letter in this Agreement.  A reference to “this” article, section, clause or schedule means the article, section, clause or schedule in which the reference appears.  A reference to “this Agreement”, “hereof”, “hereunder”, “herein” or words of similar meaning, means this agreement including the schedules hereto, together with any amendments thereof.

1.5

Currency

All dollar amounts expressed herein refer to lawful currency of the United States of America.

1.6

Statutes

A reference to a statute, regulation or other legislation herein shall be deemed to extend to and include any amendments thereto and successor legislation.

1.7

Schedules

The following schedules are incorporated into this Agreement by reference:

Schedule	Description
1	List of Claims of the Company
2	List of Additional Claims
3	Area of Interest
4	Joe Dandy, Florence and Violet Claims

1.8

Governing Law

This Agreement and any disputes or claims arising out of or in connection with its subject matter or formation (including non-contractual disputes and claims) are governed by and construed in accordance with the laws of the State of Idaho.  The parties hereto agree to submit to the non-exclusive jurisdiction of the courts of the State of Idaho concerning this Agreement.

1.9

Severability

If any provision of this Agreement is or shall become illegal, invalid or unenforceable, in whole or in part, the remaining provisions shall nevertheless be and remain valid and subsisting and the said remaining provisions shall be construed as if this Agreement had been executed without the illegal, invalid or unenforceable portion.

Article 2
REPRESENTATIONS, WARRANTIES, COVENANTS AND ACKNOWLEDGEMENTS

2.1

Representations and Warranties of MG USA

MG USA represents and warrants to NJMC as follows and acknowledges that NJMC is relying on such representations and warranties in entering into this Agreement:

(a)

Subsisting Corporation.  MG USA is a corporation duly incorporated and organized and validly existing under the laws of its jurisdiction of incorporation.

(b)

Corporate Power.  MG USA has full corporate power, authority and capacity and is duly qualified to carry on its business as now conducted and to own its properties and assets and to carry out its obligations under this Agreement.

(c)

Conduct of Business.  MG USA has conducted and is conducting its business in material compliance with all applicable laws and regulations of each jurisdiction in which it carries on business and MG USA has not received a notice of non-compliance, nor knows of, nor has reasonable grounds to know of, any facts that could give rise to a notice of non-compliance with any such laws or regulations.

(d)

No Conflict.  The execution and delivery of this Agreement and the performance by MG USA of its obligations hereunder do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (A) any statute, rule or regulation applicable to MG USA; (B) the constating documents, by-laws or resolutions of MG USA; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which MG USA is a party or by which it is bound; (D) any judgment, decree or order binding MG USA or its property or assets.

(e)

Due Execution.  This Agreement has been duly authorized, executed and delivered by MG USA and constitutes a legal, valid and binding obligation of MG USA enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought.

(f)

Approvals. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any court or governmental authority or agency is necessary or required for the performance by MG USA of its obligations hereunder.

(g)

No Proceedings. There is no current action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, governmental instrumentality or body, domestic or foreign, now pending or, to the Knowledge of MG USA, threatened against or affecting MG USA or of which any of its property or assets is subject, which could materially and adversely affect its ability to carry out its obligations under this Agreement.

2.2

Representations and Warranties of NJMC

NJMC represents and warrants to MG USA as follows and acknowledges that MG USA is relying on such representations and warranties in entering into this Agreement:

(a)

Subsisting Corporation.  NJMC is a corporation duly incorporated and organized and validly existing under the laws of its jurisdiction of incorporation.

(b)

Corporate Power.  NJMC has full corporate power, authority and capacity and is duly qualified to carry on its business as now conducted and to own its properties and assets and to carry out its obligations under this Agreement.

(c)

No Conflict.  The execution and delivery of this Agreement and the performance by NJMC of its obligations hereunder do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under (whether after notice or lapse of time or both), (A) any statute, rule or regulation applicable to NJMC; (B) the constating documents, by-laws or resolutions of NJMC; (C) any mortgage, note, indenture, contract, agreement, instrument, lease or other document to which NJMC is a party or by which it is bound; or (D) any judgment, decree or order binding NJMC or its property or assets.

(d)

Due Execution.  This Agreement has been duly authorized, executed and delivered by NJMC and constitutes a legal, valid and binding obligation of NJMC enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization related to insolvency or liquidation proceedings, moratorium or similar laws affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought.

(e)

Approvals. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any court or governmental authority or agency is necessary or required for the performance by NJMC of its obligations hereunder except as required by applicable law.

(f)

No Proceedings. There is no current action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, governmental instrumentality or body, domestic or foreign, now pending or, to the Knowledge of NJMC, threatened against or affecting NJMC or any of its Affiliates, which could adversely affect its ability to carry out its obligations under this Agreement.

(g)

Additional Claims. Other than the Claims, there are no property or claims currently held by, or in trust for, or on behalf of, either the Company or NJMC or by any affiliate, insider or partner thereof within the Area of Interest other than as set out in Schedule 2 hereto.

2.3

Survival of Representations and Warranties

The liabilities under the representations and warranties of the Parties contained in this Agreement shall survive the execution and delivery of this Agreement and, notwithstanding any investigation made by or on behalf of the Party entitled to the benefit thereof, shall continue in full force and effect for the benefit of the Party entitled to the benefit thereof, except that a claim for any breach of any of the representations and warranties contained in this Agreement or in any agreement, instrument, certificate or other document executed or delivered pursuant hereto involving fraud or fraudulent misrepresentation may be made at any time following the date hereof, subject only to applicable limitation periods imposed by law.

Article 3
OPTION

3.1

Option

Subject as hereinafter provided, MG USA hereby grants to NJMC the sole and exclusive right and option (the “Option”) to acquire an undivided 100% right, title and interest in and to the MG USA Interest.

3.2

First Payment

Forthwith following execution and delivery of this Agreement by NJMC and MG USA NJMC shall pay to MG USA $10,000.

3.3

Option Payments

The Option granted to NJMC pursuant to Section 3.1 shall terminate:

(a)

on November 30, 2015, unless on or before that date NJMC has (i) paid to MG USA an additional $90,000, and (ii) granted to MG USA the NSR, in accordance with Section 3.7 hereof; or

(b)

if NJMC gives notice in accordance with Section 5 or if this Agreement is otherwise terminated prior to the Acquisition Date in accordance with the terms hereof.

3.4

Additional Payment

NJMC agrees that, in addition to the option payments set out in Sections 3.2 and 3.3, it shall make a final payment of $100,000 to MG USA by May 31, 2016. As security against this final payment, MG USA shall be granted on the date hereof a security interest against the claims described in Schedule 4 hereto. In the event that NJMC fails to make such payment by May 31, 2016, it hereby agrees to take all steps necessary to immediately thereafter transfer to MG USA, for no additional consideration, all of its and the Company’s rights and title to the claims described in Schedule 4 hereto.

3.5

NJMC’s Obligations on Termination

At any time prior to the Acquisition Date, (i) NJMC may terminate this Agreement and the Option, so long as it is not in default of any of its obligations under this Agreement, by giving notice in writing to that effect to MG USA and, on receipt of such notice, or (ii) if NJMC fails to make the requisite payments under Sections 3.2 and 3.3, this Agreement shall be of no further force or effect and NJMC shall have no interest in the MG USA Interest and hereby NJMC hereby waives its rights of first refusal over any subsequent proposed sale or transfer of the MG USA Interest pursuant to Article 8.4 of the Limited Liability Company Operating Agreement.

3.6

Exercise of Option

(a)

Subject to earlier termination hereunder, the “Acquisition Date” shall be that date on which NJMC has exercised the Option by (i) paying to MG USA the first and second cash payments totalling $100,000 as set out in Sections 3.2 and 3.3 hereof, and (ii) granting to MG USA the NSR subject to the terms and conditions of Section 3.7 within the timeframe referred to in Section 3.3.  On the Acquisition Date NJMC shall be deemed to have earned an undivided 100% right, title and interest in and to the MG USA Interest.

(b)

On the Acquisition Date, MG USA shall: (i) take all necessary steps to transfer the MG USA Interest to NJMC or an Affiliate of NJMC in accordance with the terms of this Agreement pursuant to documentation to be negotiated between the parties, acting reasonably; and (ii) obtain and present documentation acceptable to NJMC, acting reasonably, confirming that NJMC, or an Affiliate of NJMC, has been duly registered as the holder of the MG USA Interest.

3.7

NSR

(a)

On or prior to November 30, 2015, NJMC shall grant to MG USA a 2.0% net smelter return royalty in a form to be mutually agreed to between the Parties (the “NSR”) in respect of (i) all of the Claims set out in Schedule 1 to this Agreement, (ii) all property and claims currently held by, or in trust for, or on behalf of, either the Company or NJMC or by any affiliate, insider or partner thereof within the Area of Interest as set out in Schedule 2 hereto (“Additional Claims”), and (iii) all property and claims acquired by the Company or NJMC or by any affiliate, insider or partner thereof within the Area of Interest subsequent to the date of this Agreement, other than subsequently acquired property or claims that are located in the area south of Prichard Creek as shown on the map in Schedule 3 (“Subsequent Claims”).

(b)

NJMC shall take all steps required to ensure that (i) at or prior to the Acquisition Date the NSR is registered on and against title to (A) all of the Claims of the Company set out in Schedule 1 to this Agreement other than those Claims for which such registration is not legally possible at the Acquisition Date (the “Excluded Claims”), and (B) all of the Additional Claims, if any, (ii) the NSR is registered on and against title to all of the Excluded Claims as soon as such registration is legally possible, and (iii) the NSR is registered on and against title to all Subsequent Claims as soon as such registration is legally possible.

Article 4

DISPUTE RESOLUTION

4.1

Best Efforts to Settle Disputes

If any controversy, dispute, claim, question or difference (a “Dispute”) arises with respect to this Agreement or its performance, enforcement, breach, termination or validity, the Parties will use their commercially reasonable best efforts to settle the Dispute. To this end, they will consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a solution satisfactory to all Parties.

Article 5
NOTICE

5.1

Means of Notice

Any notice, direction or other communication given under this Agreement will be in writing and given by delivering it or sending it by facsimile or other similar form of recorded communication addressed to:

(a)

If to NJMC at:

New Jersey Mining Company

201 N. 3rd Street

Coeur d’Alene, Idaho

83814

Attention:

President

Facsimile:

208-783-3331

Telephone:

208-818-4355

(b)

If to MG USA at:

Marathon Gold USA Corp.

800-357 Bay Street, Toronto, ON

M5H 2T7

Attention:

President

Facsimile:

416-861-1925

Telephone:

416-987-0711

and to:

Norton Rose Fulbright Canada LLP

Royal Bank Plaza, South Tower, Suite 3800

200 Bay Street, P.O. Box 84

Toronto, ON  M5J 2Z4 Canada

Attention:

Robert Mason

Facsimile:

(416) 216-3930

Telephone:

(416) 216-2967

5.2

Effective Time of Notice

Any such communication will be deemed to have been validly and effectively given and received if personally delivered, on the date of such delivery if such date is a Business Day and such delivery was made prior to 4:00 p.m. (local time at the place of delivery) and otherwise on the next Business Day, or if transmitted by facsimile or similar means of recorded communication on the Business Day following the date of transmission.

5.3

Change of Address For Notice

Any party may at any time give to any other party notice in writing of any change of address of the party giving such notice, and from and after the giving of such notice, the address therein specified will be deemed to be the address of such party for the purposes of giving notice hereunder.  Any change of address notice shall include, if possible, a contact number for the sending of notices by telecommunication hereunder.

Article 6
GENERAL PROVISIONS

6.1

Entire Agreement

This Agreement constitutes the entire agreement between the Parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein, other than the Limited Liability Company Agreement which continues in full force and effect.  This Agreement may only be amended or modified by an instrument in writing executed by the parties hereto.

6.2

Waiver

No consent or waiver, express or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will:

(a)

be valid unless it is in writing and stated to be a consent or waiver hereunder;

(b)

be relied upon as a consent or waiver to or of any other breach or default of the same or any other obligation;

(c)

constitute a general waiver under this Agreement; or

(d)

eliminate or modify the need for a specific consent or waiver in any other or subsequent instance.

6.3

Further Assurances

The parties will execute such further and other documents and do such further and other things as may be necessary or convenient to carry out and give effect to the intent of this Agreement.

6.4

Manner of Payment

All payments to be made to any party hereunder may be made by certified cheque or bank draft mailed or delivered to such party at its address for notice purposes as provided herein, or by wire transfer to such account of such party at such bank as such party may designate from time to time by written notice.  Such bank or banks shall be deemed the agent of the designating party for the purpose of receiving, collecting and receipting any such payment by wire transfer.

6.5

Termination

This Agreement shall terminate upon the occurrence of the earliest of:

(a)

the written agreement by the parties to terminate; or

(b)

the termination of the Option pursuant to Article 3.

Such termination shall not affect any amount owing, obligation or liability existing or incurred prior to the date of such termination.

6.6

Time of The Essence

Time shall be of the essence in the performance of this Agreement.

6.7

Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives and successors, as applicable, and their permitted assigns.

6.8

Assignment

This Agreement will become effective when executed by the Parties and after that time will be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns. Except as expressly provided herein, no Party may assign any of its rights or obligations hereunder without the prior written consent of the other Party.

6.9

Counterparts

This Agreement may be executed in any number of counterparts and all such counterparts taken together will be deemed to constitute one and the same instrument, and further, this Agreement may be executed by facsimile signatures.

6.10

Expenses

Each Party shall bear its own costs and expenses in connection with the negotiation, preparation and execution of this Agreement.

[execution page follows]

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

MARATHON GOLD USA CORP.
Per:	/s/ Phillip Walford
Name: Phillip Walford
Title: President
Per:	/s/ James Kirke
Name: James Kirke
Title: CFO

NEW JERSEY MINING COMPANY
Per:	/s/ John Swallow
Name: John Swallow
Title: President
Per:	/s/ Del Steiner
Name: Del Steiner
Title: CEO

SCHEDULE 1

List of Claims of the Company

Golden Chest Patented Lands

PARCEL 1:

Golden Chest Patented Mining Claim, M.S. 4 (sometimes referred to as Lot 40) situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book X, Deeds, at page 278.

PARCEL 2:

Euphemia Patented Mining Claim, M.S. 994 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 4, Deeds, at page 530.

PARCEL 3:

A.D. Coplen, No. 2, Thomas Kearn and Brile Placer Mining Claims, M.S. 995 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M. Shoshone County, State of Idaho. Patent recorded in Book 4, Deeds, at page 533.

PARCEL 4:

Dora Patented Mining Claim, M.S. 996 situated in the Summit Mining District in Section 5, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 61.

PARCEL 5;

Katie Burnett Patented Mining Claim, M.S. 997 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 58.

PARCEL 6:

Littlefield Bar Placer Patented Mining Claim, M.S. 1062 situated in the Summit Mining District in Sections 4 and 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 10, Deeds, at page 72.

PARCEL 7:

Paymaster Patented Mining Claim, M.S. 1078 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 1.

PARCEL 8:

Coumerilh Fraction Patented Mining Claim, M.S. 1162 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 7.

PARCEL 9:

Red Star Patented Mining Claim, M.S. 1745 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 364.

PARCEL 10:

Stevens Fraction, Jim and Timberking Patented Mining Claims, M.S. 1732 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book A, Patents, at page 391.

PARCEL 11:

Stevens Bar Patented Mining Claim, M.S. 1735 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 26, Deeds, at page 481.

PARCEL 12:

Hot Stuff Group consisting of Hot Stuff, Empire, Montana, Utah, Blister and Skookum Patented Mining Claims, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho.  Patent recorded in Book 38, Deeds, at page 200.

EXCEPTION:

Except that portion of Hot Stuff Group consisting of the Empire and Montana Patented Mining Claims, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, Patent recorded in Book 38, Deeds, at page 200 and except that portion of the Hot Stuff Group consisting of that portion of Utah Patented Mining Claim, M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, Patent recorded in Book 38, Deeds, at page 200 with the said excepted portion of Utah, described more particularly at that portion of Utah Patented Mining Claim lying to the South and East of a straight line from the Northeast corner of Utah to the Southwest corner of Utah, a portion of M.S. 1826 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho, patent recorded in Book 38, Deeds, at page 200.

PARCEL 13:

Golden Bricks Patented Mining Claim, M.S. 2247 situated in the Summit Mining District in Section 4, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho. Patent recorded in Book 43, Deeds, at page 493.

PARCEL 14:

That 30’ wide road way currently existing and commonly known as the Newmont Road which is located in the Southwest corner of the Ivy claim in Section 9, Township 49 North, Range 5 East, B.M., Shoshone County, State of Idaho which initiates on the Shoshone County road right-of-way and runs Westerly into the Littlefield Bar, M.S. 1062 Patented Mining Claim.

JOE DANDY CLAIM

Mineral rights only, MS 506

FLORENCE AND VIOLET CLAIMS

Surface and mineral, MS 2333

Golden Chest Unpatented Claims

            IMC No.      Document No.  Claim Name

        Loc. Date

183083	387405	Superintendent	15-Jan-99
183084	387406	Eveline	15-Jan-99
186709	414003	GC 1	11-Dec-03
186710	414004	GC 2	09-Dec-03
186711	414005	GC 3	09-Dec-03
186712	414006	GC 4	09-Dec-03
186713	414007	GC 5	09-Dec-03
186714	414008	GC 6	09-Dec-03
186715	414009	GC 7	09-Dec-03
186716	414010	GC 8	09-Dec-03
187931	421248	GC 10	28-Dec-04
187932	421249	GC 11	28-Dec-04
187933	421250	GC 12	28-Dec-04
187934	421251	GC 13	28-Dec-04
187935	421252	GC 14	28-Dec-04
187936	421253	GC 15	29-Dec-04
189074	425788	Patti Beasley No. 1	01-Sep-05
189075	425789	Patti Beasley No. 2	01-Sep-05
189076	425790	Patti Beasley No. 3	01-Sep-05
189077	425791	Patti Beasley No. 4	01-Sep-05
189078	425792	Patti Beasley No. 5	01-Sep-05
204053	461921	Murray #1	25-Jan-11
204054	461922	Murray #2	25-Jan-11
204055	461923	Murray #3	25-Jan-11
204056	461924	Murray #4	25-Jan-11
204057	461925	Murray #5	24-Jan-11
204058	461926	Murray #6	24-Jan-11
204059	461927	Murray #7	24-Jan-11
204060	461928	Murray #8	24-Jan-11
204061	461929	Murray #9	24-Jan-11
204062	461930	Murray #10	27-Jan-11
204063	461931	Murray #11	27-Jan-11
204064	461932	Murray #12	20-Jan-11
204065	461933	Murray #13	20-Jan-11
204066	461934	Murray #14	20-Jan-11
204067	461935	Murray #15	20-Jan-11
204068	461936	Murray #16	20-Jan-11
204069	461937	Murray #17	24-Jan-11
204070	461938	Murray #18	24-Jan-11
204071	461939	Murray #19	24-Jan-11
204072	461940	Murray #20	24-Jan-11
204073	461941	Murray #21	24-Jan-11
204074	461942	Murray #22	24-Jan-11
204075	461943	Murray #23	24-Jan-11
204076	461944	Murray #24	24-Jan-11
204077	461945	Murray #25	24-Jan-11
204078	461946	Murray #26	24-Jan-11
204079	461947	Murray #27	24-Jan-11
204080	461948	Murray #28	24-Jan-11
204081	461949	Murray #29	24-Jan-11
204082	461950	Murray #30	24-Jan-11
204083	461951	Murray #31	24-Jan-11
204084	461952	Murray #32	24-Jan-11
204085	461953	Murray #33	25-Jan-11
204086	461954	Murray #34	24-Jan-11
204087	461955	Murray #35	24-Jan-11
204088	461956	Murray #36	24-Jan-11
204089	461957	Murray #37	25-Jan-11
204090	461958	Murray #38	25-Jan-11
204091	461959	Murray #39	25-Jan-11
204092	461960	Murray #40	25-Jan-11
204093	461961	Murray #41	25-Jan-11
204094	461962	Murray #42	25-Jan-11
204095	461963	Murray #43	25-Jan-11
204096	461964	Murray #44	25-Jan-11
204097	461965	Murray #45	25-Jan-11
204098	461966	Murray #46	25-Jan-11
204099	461967	Murray #47	25-Jan-11
204100	461968	Murray #48	24-Jan-11
204101	461969	Murray #49	27-Jan-11

SCHEDULE 2

Additional Claims

Nil.

SCHEDULE 3

Area of Interest

AOI BOUNDARY
32
33
34
T 50 N, R 5 E
T 49 N, R 5 E
MURRAY
4
3
8
9
10
MURRAY #42
MURRAY #47
MURRAY #44
MURRAY #41
MURRAY #39
MURRAY #29
MURRAY #23
MURRAY #25
MURRAY #22
MURRAY #24
MURRAY #45
MURRAY #43
MURRAY #40
MURRAY #36
MURRAY #33
MURRAY #32
MURRAY #28
MURRAY #35
MURRAY #31
MURRAY #27
MURRAY #33
MURRAY #34
MURRAY #30
MURRAY #26
MURRAY #17
MURRAY #16
MURRAY #8
MURRAY #7
MURRAY #9
MURRAY #6
MURRAY #5
MURRAY #4
MURRAY #3
MURRAY #2
MURRAY #48
MURRAY #49
MURRAY #1
MURRAY #13
MURRAY #15
MURRAY #12
MURRAY #14
MURRAY #18
GC 7
GC 8
GC 6
GC 5
GC 4
GC 3
GC 2
GC 1
GC 11
GC 10
GC 18
PATTI B #1
PRICHARD CREEK
EXPLANATION OF MAP
Golden Chest Patented Mining Claim
Golden Chest UnPatented Mining Claim
Patented Mining Claim not part of the Golden Chest
UnPatented Mining Claims not part of the Golden Chest
Thompson Pass Highway

SCHEDULE 4

Joe Dandy, Florence and Violet Claims

JOE DANDY CLAIM

Mineral rights only, MS 506

FLORENCE AND VIOLET CLAIMS

Surface and mineral, MS 2333